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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 21, 2003

                                   IMPATH INC.
               (Exact Name of Registrant as Specified in Charter)

              Delaware                   0-27750                13-3459685
  (State or Other Jurisdiction of      (Commission           (I.R.S. Employer
           Incorporation)              File Number)         Identification No.)

521 West 57th Street, New York, New York                            10019
(Address of Principal Executive Offices)                          (Zip Code)

                                 (212) 698-0300
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

            Exhibit 99.1 - Press Release issued on April 21, 2003 by IMPATH Inc.

Item 12. Results of Operations and Financial Condition.

      On April 21, 2003, IMPATH Inc. pre-announced its results of operations for the first quarter of 2003. The text of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2003

                                               IMPATH INC.


                                               By: /s/ Richard Rosenzweig
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                                                   Name:  Richard Rosenzweig
                                                   Title: Secretary and General
                                                          Counsel


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                                  Exhibit Index

Exhibit 99.1 - Press Release issued on April 21, 2003 by IMPATH Inc.


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